UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2016

HC2 HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35210	54-1708481
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

505 Huntmar Park Drive #325
Herndon, VA 20170
(Address of principal executive offices)

Registrant’s telephone number, including area code: (703) 865-0700

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02(a) Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

HC2 Holdings, Inc. (the “Company”) has determined that it incorrectly recorded a $4.7 million bargain purchase gain associated with the acquisition of American Natural Gas, completed on August 1, 2014, directly to equity as additional paid-in capital in its financial statements for the quarter ended September 30, 2014, rather than to income as required by FASB Accounting Standards Codification 805.

In addition, the Company previously discovered that in connection with the treatment of transaction costs and the calculation of the net operating loss limit following and Internal Revenue Code Section 382 ownership change in May 2014 it had understated the tax benefit by $2.3 million for the year ended December 31, 2014. The Company subsequently recorded an out-of-period adjustment to tax benefit in its quarterly period ended September 30, 2015.

The Company also considered other known out-of-period errors that had been waived in the prior year relating to the September 2014 acquisition of Global Marine Systems Limited, the May 2014 acquisition of Schuff International, Inc. and 2014 share-based compensation expense.

Preliminarily, the Company expects that the principal effect of the aggregate adjustments required to correct these errors will result in an approximate decrease of the net loss as previously reported from $10 million to $2 million for the year ended December 31, 2014, and an approximate increase in net loss from $21 million to $24 million for the nine month period ended September 30, 2015. The Company is continuing to evaluate the total amount of the adjustments and the specific impact on each affected period, which may result in further changes in previously reported amounts for individual periods, in addition to currently anticipated increases and decreases in the net loss described above.

Non-Reliance and Restatement of Certain Historical Financial Statements

On February 21, 2016, after review and consideration of the impact of the errors described above, the Audit Committee of the Board of Directors (the “Audit Committee”) after consultation with BDO, LLP (“BDO”), the Company’s independent registered public accounting firm, determined that the Company’s financial statements for the fiscal year ended December 31, 2014, and the fiscal quarters ended June 30, 2014, September 30, 2014, March 31, 2015, June 30, 2015 and September 30, 2015, can no longer be relied upon as being in compliance with generally accepted accounting principles. Accordingly, the Company will restate such financial statements. In addition, press releases for these periods, BDO’s reports on such financial statements, including its reports on the effectiveness of the Company’s internal controls over financial reporting, and shareholder communications describing the Company’s financial statements for these periods, can no longer be relied upon.

The Company intends to amend its annual and quarterly SEC filings, as appropriate, as soon as reasonably practicable. As a result of the errors described above, management has concluded that the Company’s internal control over financial reporting and its disclosure controls and procedures were not effective as of the ends of each of the applicable restatement periods. The Company will amend any disclosures pertaining to its evaluation of such controls and procedures, as appropriate, in connection with the amended filings.

Any statements made in this Current Report that are not statements of historical fact, including statements about the Company’s beliefs and expectations, are forward-looking statements within the meaning of the federal securities laws and should be evaluated as such. In accordance with the Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995, this Current Report contains, and certain oral statements made by our representatives from time to time may contain, forward-looking statements. Forward-looking statements include, among others, statements about the Company’s plans to restate its financial statements and amend prior SEC filings, the timing of such restatement and amendments and the restatement’s effect on prior financial statements.  These statements are often, but not always, made through the use of words or phrases such as “may,” “will,” “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “believe,” “intend,” “predict,” “potential,” “opportunity” and similar words or phrases or the negatives of these words or phrases. These statements are based on the beliefs and assumptions of HC2's management and the management of HC2's subsidiaries. The Company believes these judgments are reasonable, but you should understand that these statements are not guarantees of performance or results, and the Company's actual results could differ materially from those expressed in the forward-looking statements due to a variety of important factors, both positive and negative, that may be revised or supplemented in subsequent reports on Forms 10-K, 10-Q and 8-K. These statements involve risks, estimates, assumptions and uncertainties that could cause actual results to differ materially from those expressed in these statements, including, among others: the timing and nature of the final resolution of the accounting issues discussed in this Current Report on Form 8-K; any delay in the filing of required periodic reports with the SEC; the timing and results of the review of the effectiveness of internal control over financial reporting (and related internal controls) and disclosure controls and procedures; whether the review is expanded to additional matters beyond internal controls and disclosure controls and procedures; changes in the ranges of estimates and adjustments in this Current Report on Form 8-K due to the audit of the Company’s annual financial statements, the SAS 100 review of quarterly financial statements or as a result of the Company’s responses to potential comments from the SEC Staff or otherwise; whether a restatement of financial results will be required for other accounting issues for the same or other periods in addition to the restatement currently expected by management; additional uncertainties related to accounting issues generally; adverse effects on the Company’s business as a result of the restatement process or the review of the effectiveness of internal control over financial reporting and disclosure controls and procedures or the reactions to such event by customers or suppliers, or increased regulatory, media or financial reporting issues and practices, rumors or otherwise; any adverse developments in existing legal proceedings or the initiation of new legal proceedings; and volatility of the Company’s stock price. Additional information concerning these and other factors can be found in our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. You should not place undue reliance on forward-looking statements. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HC2 Holdings, Inc.

Date: February 22, 2016	By:	/s/ Michael Sena
	Name:	Michael Sena
	Title:	Chief Financial Officer
(Principal Financial and Accounting Officer)